EXHIBIT 11
                            FORM OF CORPORATE OPINION




                                                                October __, 2002




Progressive Return Fund, Inc.
c/o Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, New York 10179

Cornerstone Strategic Value Fund, Inc.
c/o Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

           We have acted as counsel to Progressive Return Fund, Inc. (the "Acquiring Fund"), a Maryland corporation, and Cornerstone Strategic Value Fund, Inc. (the "Target Fund") in connection with the Merger Agreement and Plan of Reorganization (the "Agreement") dated as of October __, 2002, between Acquiring Fund and the Target Fund. The Agreement describes a proposed transaction (the "Transaction") to occur on or about October __, 2002 (the "Exchange Date"), pursuant to which the Acquiring Fund will acquire substantially all of the assets of the Target Fund in exchange for shares of Common Stock in the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund following which the Acquiring Fund Shares received by the Target Fund will be distributed by the Target Fund to its shareholders in liquidation and termination of the Target Fund. This opinion is furnished to you pursuant to the terms of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

           In such capacity, we have examined either originals, copies or facsimile copies, certified, conformed or otherwise authenticated to our satisfaction, of such corporate records, agreements and instruments of the Acquiring Fund and Target Fund, certificates of officers of the Acquiring Fund and the Target Fund, certificates of public officials, and such other documents and records, including, but not limited to, the Agreement, the By-laws of each fund, as amended, Written Consents of the Board of Directors (the "Board") of each fund, and have made such other inquiries of law and fact, as we have deemed appropriate as a basis for the opinions hereinafter expressed.




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           In all cases we have assumed the authenticity of original documents and the conformity to authentic originals of all copies examined by us.

           As to certain matters of fact material to this opinion, we have, where such facts were not independently known to us, relied without independent investigation upon the representations and warranties made by the each fund in certificates of the officers of each fund, and upon certificates of public officials. In the course of our representation of each fund, nothing has come to our attention which leads us to believe that any such reliance was unreasonable.

           Opinion number (iii) herein, which is qualified by our knowledge, is limited to the actual knowledge of facts on the part of the attorney in this Firm who has signed this opinion letter, who has had active involvement in negotiating the transactions contemplated by the Agreement or in preparing this opinion letter, or who has substantial responsibility for this Firm's representation of each fund, and, with respect to any portions herein so qualified, we have made no independent investigation or review for purposes of this opinion letter.

           The opinions expressed herein are limited to matters governed by the laws of the State of New York and the federal securities laws of the Unites States and the rules and regulations promulgated thereunder. Matters governed by the laws of the State of Maryland have been addressed in a separate opinion letter issued by The Law Offices of Stephanie A. Djinis, special Maryland counsel, a copy of which is attached hereto, the original having been provided directly to you.

           Based upon and subject to the foregoing, we are of the opinion that:

           (i) the Acquiring Fund and the Target Fund are each a duly registered, closed-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

           (ii) the Acquiring Fund Shares to be issued to the Target Fund and then distributed to the Target Fund shareholders pursuant to the Agreement are duly registered under the Securities Act of 1933, as amended, on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding, fully paid and non-assessable;

           (iii) to our knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened; and



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           (iv) we have participated in conferences with officers and other representatives of the Target Fund and the Acquiring Fund and the independent public accountants for each such Fund at which the contents of the proxy statement of the Target Fund and the prospectus and statement of additional information of the Acquiring Fund and related matters were discussed and, although this Firm does not pass upon nor assume any responsibility for the accuracy, completeness or fairness of the statements contained in the proxy statement, the prospectus or the statement of additional information of the Acquiring Fund, no facts came to our attention that would lead us to believe that either the proxy statement, at the time such proxy statement became effective and at the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the prospectus and the statement of additional information of the Acquiring Fund, as of its date and at the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           This opinion is rendered solely for the benefit of the Acquiring Fund and Target Fund in connection with the reorganization and liquidation of the Target Fund and may not be relied upon by any other person or for any other purpose without our prior written consent, and we consent to the filing of this opinion with the Securities and Exchange Commission in connection with the registration of the Acquiring Fund's shares.

                                                 Very truly yours,


                                                 SPITZER & FELDMAN P.C.









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                              FORM OF LEGAL OPINION

Spitzer & Feldman P.C.
405 Park Avenue
New York, New York

Ladies and Gentlemen:

           We have acted as special counsel in connection with your representation of Progressive Return Fund, Inc. (the "Acquiring Fund"), a Maryland corporation, and Corner Strategic Value Fund, Inc. (the "Target Fund"). We are rendering this opinion to address certain matters regarding the issuance of shares of common stock of Acquiring Fund ("Shares") arising under Maryland law for which a legal opinion is to be provided by your firm pursuant to the Merger Agreement and Plan of Reorganization ("Agreement") dated as of October __, 2002, between Acquiring Fund and the Target Fund. The Agreement provides for Target Fund to transfer all of its assets to Acquiring Fund in exchange solely for Acquiring Fund's shares and Acquiring Fund's assumption of the liabilities of Target Fund.

           In connection with this opinion, we have examined certified or other copies, believed by us to be genuine but whose genuineness has not been independently verified, of Acquiring Fund's Articles of Incorporation and By-Laws, the Agreement, minutes of meetings of Acquiring Fund's board of directors, a certificate of good standing of Acquiring Fund issued by the State of Maryland Department of Assessments and Taxation, and documentation regarding the number of shares of Acquiring Fund and Target Fund authorized and the number of shares outstanding as of [December 31, 2001.] Our opinion is limited to the laws (other than the conflict of law rules) of the State of Maryland in existence on the date hereof that in our experience are normally applicable to the issuance of shares of common stock by corporations. We have not relied upon any other records or documents of the Company in rendering this opinion.

           Based on the foregoing, as of the date hereof we are of the opinion that: the Acquiring Fund Shares to be issued and distributed to the shareholders of Target Fund under the Agreement, assuming their due delivery as contemplated by the Agreement and the receipt of consideration in exchange therefor as described therein, will be duly authorized and validly issued and outstanding and fully paid and non-assessable.

           This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm or entity without our prior written consent; we understand that you will rely upon this opinion in rendering your opinion under the Agreement as described above and you will file this opinion with the Securities and Exchange Commission in connection with the registration of the Acquiring Fund's shares.


                                                      Very truly yours,